UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

VISLINK TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

350 Clark Drive, Suite 125
Mt. Olive, NJ 07828
(908) 852-3700

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on August 23, 2023

The Notice of Annual Meeting and Proxy Statement

are available at: https://www.cstproxy.com/vislink/2023

To the Stockholders of Vislink Technologies, Inc.:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Annual Meeting”) of Vislink Technologies, Inc., a Delaware corporation (the “Company”, “we”, “us” and “our”), will be held on August 23, 2023 virtually via the Internet at https://www.cstproxy.com/vislink/2023 at 11:00 a.m. (Eastern Time), for the following purposes:

1.	To elect five (5) members of the Company’s Board of Directors (the “Board”), each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”).

2.	To approve the Company’s 2023 Omnibus Equity Incentive Plan (“Proposal No. 2”).

3.	To consider and vote on a proposal to ratify the Board’s selection of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2023 (“Proposal No. 3”).

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice (the “Proxy Statement”). Only stockholders of record of our Common Stock at the close of business on June 23, 2023 (the “Record Date”), will be entitled to notice of, and to vote at, the Annual Meeting.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast or audio on the internet. No physical meeting will be held. A virtual meeting enhances the ability of our stockholders to participate in the Annual Meeting regardless of their location.

If your shares are registered in your name with Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/vislink/2023, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to our transfer agent, Continental at proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting Continental, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Continental at least five business days prior to the meeting date.

All of our stockholders are cordially invited to attend the Annual Meeting. Your vote is important regardless of the number of shares that you own. Whether or not you expect to attend the Annual Meeting, please complete, sign, date, and return the enclosed proxy card or follow the instructions on the notice and access card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

The Proxy Statement is accompanied by our Annual Report on Form 10-K and Amendment No. 1 to Form 10-K/A, each for the year ended December 31, 2022.

Mt. Olive, New Jersey	By Order of the Board of Directors,

June 30, 2023		/s/ Susan Swenson
	Name:	Susan Swenson
	Title:	Chairman of the Board of Directors

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE OR VOTE BY PHONE OR ONLINE AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

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PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

In this Proxy Statement, Vislink Technologies, Inc., a Delaware corporation, is referred to as the “Company,” “we,” “us” and “our.”

Information Concerning the Proxy Materials and the Annual Meeting

Proxies are being solicited by our board of directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 11:00 a.m. (Eastern Time) on August 23, 2023, via the Internet at https://www.cstproxy.com/vislink/2023, and at any adjournment or postponement thereof. Your vote is very important. For this reason, our Board is requesting that you permit your common stock, par value $0.00001 per share, of the Company (the “Common Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card and follow the instructions on the notice and access card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

Notices of Internet availability of proxy materials will be first mailed to stockholders on or about July 3, 2023.

Only stockholders of record as of the close of business on June 23, 2023 (the “Record Date”), of our Common Stock will be entitled to notice of, and to vote at, the Annual Meeting. As of June 23, 2023, 2,377,362 shares of Common Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share held by them. Stockholders may vote electronically at the Annual Meeting or by proxy. However, granting a proxy does not in any way affect a stockholder’s right to vote electronically at the Annual Meeting. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting electronically.

Carleton M. Miller and Susan Swenson are named as attorneys-in-fact in the proxy. Mr. Miller is our Chief Executive Officer. Ms. Swenson is our Chairman of the Board of Directors. Mr. Miller or Ms. Swenson will vote all shares of Common Stock represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the Proxy Statement with respect to the matters identified in the notice of the Annual Meeting, the shares of Common Stock represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares of Common Stock will be voted as recommended by our Board of Directors on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

Our stockholders will consider and vote upon (i) a proposal to elect five (5) members of the Board, each to serve until the 2024 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to approve our 2023 Omnibus Equity Incentive Plan (“Proposal No. 2”); and (iii) a proposal to ratify the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2023 (“Proposal No. 3”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.

Voting Procedures and Vote Required

Mr. Miller and/or Ms. Swenson will vote all shares of Common Stock represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of at least one-third (1/3) of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Shares of Common Stock represented by proxies which contain an abstention, as well as “broker non-vote” shares of Common Stock (described below) are counted as present for purposes of determining the presence or absence of a quorum for the Annual Meeting but will not be counted in favor of any of the proposals in the Proxy Statement.

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All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.

Vote Required for Election of Directors (Proposal No. 1). Our Restated Certificate of Incorporation does not authorize cumulative voting. Our amended and restated by-laws (our “By-laws”) provide that directors are to be elected by a plurality of the votes cast present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares of Common Stock that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares of Common Stock present at the Annual Meeting that are not voted for a particular nominee or shares of Common Stock present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Vote Required Approving the 2023 Omnibus Equity Incentive Plan (Proposal No. 2). The affirmative vote of a majority of shares cast by those present in person or represented by proxy and entitled to vote on the matter will be required to approve the 2023 Omnibus Equity Incentive Plan.

Vote Required for Ratification of Independent Registered Public Accountants (Proposal No. 3). The affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the matter will be required to ratify the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2023.

With respect to “routine” matters, a bank, brokerage firm, or other nominee has the authority (but is not required) under the rules governing self-regulatory organizations (“SRO Rules”), including the NYSE, to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted FOR, AGAINST or ABSTAINING with respect to such routine matters. We believe Proposal No. 3 is considered a “routine” matter. With respect to “non-routine” matters, a bank, brokerage firm, or other nominee is not permitted under the SRO Rules to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form, and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the meeting, but not for determining the number of shares voted FOR, AGAINST or ABSTAINING. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, reverse stock splits, stockholder proposals, elections of directors (even if not contested) and, pursuant to a recent amendment to the NYSE rules, executive compensation, including advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation. Proposals No. 1 and No. 2 are considered a “non-routine” matters.

Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote. Under the laws of the State of Delaware, the Company’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered “votes cast” based on current Delaware law requirements and the Company’s Certificate of Incorporation and By-laws.

Votes at the meeting will be tabulated by one or more inspectors of election appointed by the Company’s Chief Executive Officer or Chairman of the Board. For Proposals No.1 and No. 2, broker non-votes and abstentions will have no effect and will not be counted toward the vote totals, but will have the effect of a vote against Proposal No. 3. For Proposal No. 3, it is expected that brokers will have voting discretion if the beneficial owner does not give instructions as to how to vote although not all brokers may choose to exercise that discretion.

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Notice and Access

Under the “notice and access” rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. As a result, the Company intends to mail a notice of Internet availability of proxy materials on or about July 7, 2023 to all stockholders of record entitled to vote at the Annual Meeting. The notice contains instructions on how to access our proxy materials, including our proxy statement and our annual report. The notice also instructs you on how to access your proxy card to vote through the internet or by telephone. The notice is not a proxy card and cannot be used to vote your shares.

This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help minimize the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

Delivery of Documents to Security Holders Sharing an Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Some banks, brokerage firms or other nominees may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement/prospectus may have been sent to multiple Vislink Shareholders sharing the same address. Vislink will promptly deliver a separate copy of this proxy statement/prospectus to you if you direct your request to Vislink Technologies, Inc., 350 Clark Drive, Suite 125, Mt. Olive, NJ 07828, Telephone: (908) 852-3700. If you want to receive separate copies of a Vislink proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, brokerage firm or other nominee, or you may contact Vislink at the above address and telephone number.

Registered stockholders who have not consented to householding will continue to receive copies of our Annual Reports and proxy materials for each registered stockholder residing at the same address. As a registered stockholder, you may elect to participate in householding and receive only a single copy of our Annual Reports or proxy statements for all registered stockholders residing at the same address by contacting Continental or the Company as outlined above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 1, 2023, information regarding beneficial ownership of our capital stock by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the U.S. Securities and Exchange Commission (the “SEC’) and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within sixty (60) days of June 1, 2023. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable.

Common Stock subject to stock options currently exercisable or exercisable within sixty (60) days of August 1, 2023, are deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but are not deemed outstanding for computing the percentage of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Vislink Technologies, Inc., 350 Clark Drive, Suite 125, Mt. Olive, NJ 07828.

Name and Address of Beneficial Owner:	Amount and Nature of Beneficial Ownership	Percent of Common Stock(1)
Named Executive Officers and Directors:
Jude T. Panetta(2)	3,485	*
Ralph Faison	3,423	*
General James T. Conway(3)	3,567	*
Susan Swenson(4)	3,544	*
Carleton M. Miller(5)	148,488	6.20%
Brian K. Krolicki	3,423	*
Paul Norridge(6)	1,242	*
Michael Bond(7)	29,474	1.24%
All Executive Officers and Directors as a Group (8) Persons):	196,646	8.20%

*Less than 1%

(1)	Based on 2,377,362 shares of Common Stock issued and outstanding as of June 1, 2023. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within sixty (60) days of June 1, 2023, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.
(2)	Includes 62 options to purchase Common Stock.
(3)	Includes 62 options to purchase Common Stock.
(4)	Includes 62 options to purchase Common Stock.
(5)	Consists of 97,949 shares, 34,823 restricted stock units and 15,716 options to purchase Common Stock.
(6)	Consists of 62 options to purchase Common Stock and 1,180 restricted stock units.
(7)	Consists of 13,376 shares, 5,865 options to purchase Common Stock and 10,233 restricted stock units. Effective March 31, 2023, Mr. Bond was no longer Chief Financial Officer.

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ELECTION OF DIRECTORS
(Proposal No. 1)

The following individuals have been nominated as members of our Board, each to serve until the 2024 Annual Meeting, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to Delaware law and our By-laws, directors are to be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares of Common Stock that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares of Common Stock present at the Annual Meeting that are not voted for a particular nominee or shares of Common Stock present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Information about each nominee, including required biographical data for at least the last five (5) years, follows. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares of Common Stock that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Carleton M. Miller	60	January 15, 2020
Susan Swenson	75	October 31, 2018
Jude T. Panetta	63	May 1, 2019
Ralph Faison	64	January 1, 2020
Brian K. Krolicki	62	February 1, 2020

Carleton M. Miller, Chief Executive Officer, President and Director

Mr. Miller has served as Chief Executive Officer and a member of the Board since January 2020, and as President since March 2020. From 2010 to 2016, Mr. Miller was a co-founder, chief executive officer, president and a member of the board of directors of BLiNQ Networks, Inc. (“BLiNQ”), an innovator of wireless connectivity solutions for the communications market. Mr. Miller launched BLiNQ with a vision to create a new market category for mobile operators to build scalable high-density wireless broadband networks. He raised approximately $35 million from venture capital and individual investors over three accretive rounds. BLiNQ was sold to Communications Components, Inc. in November 2016.

Mr. Miller received his B.S. in industrial engineering from the University of Missouri in 1985, his M.B.A. in finance and marketing from Rockhurst College in 1989, and completed the corporate finance program at the London Business School in 1995.

Mr. Miller was selected to serve on our Board based on his extensive leadership and executive experience with technology and networking companies including as Chief Executive Officer of the Company, and broad experience in the telecommunications industry.

Susan Swenson, Chairman of the Board

Ms. Swenson has served as Chairman of the Board since October 2018. Ms. Swenson has several decades of operating experience in wireless telecom, video technologies and digital media, as well as telematics and small business software. Ms. Swenson was a member of the board of directors of Faraday Future Intelligent Electric from July 2021 through October 3, 2022 and was executive chairman of the board of directors from February 2022 until October 3, 2022. Ms. Swenson served on the board of Sonim Technologies Inc., a telecommunications equipment supplier, from March 2019 until July 2022. Since February 2012, Ms. Swenson has served on the board of Harmonic, Inc., a video delivery and media company. From August 2012 to August 2018, Ms. Swenson served on the board of FirstNet, an independent authority within the NTIA/Department of Commerce responsible for establishing a single nationwide public safety broadband network, and was chair of its board from 2014 to 2018. Ms. Swenson also served on the board of directors of Wells Fargo & Company from November 1994 to December 2017. From December 2015 to June 2017, Ms. Swenson served as Chairperson and Chief Executive Officer of Inseego Corporation (formerly Novatel Wireless; Nasdaq: INSG), a wireless internet solutions and telematics provider, and served as its board chairperson from April 2014 to June 2017. From February 2004 to October 2005, Ms. Swenson served as the President and Chief Operating Officer of T-Mobile US, Inc. From 1999 to 2004, Ms. Swenson served as President of Leap Wireless International, Inc., and Chief Executive Officer of Cricket Communications, Inc., a prepaid wireless service provider and subsidiary of Leap. Ms. Swenson also served as Chief Executive Officer of Sage North America from 2008 to 2011. Ms. Swenson received a B.A. in French from San Diego State University.

Ms. Swenson was selected to serve on our Board based on her extensive experience with technology and networking companies, broad experience in the telecommunications industry and her financial experience and audit committee experience.

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Jude T. Panetta, Director

Jude Panetta was most recently with Hale Capital as an Operating Partner from 2017 to 2019. Prior to Hale Capital, he had a 30 plus year career leading technology companies in the telecommunications, satellite, wireless and power industries. From 2013 to 2017, Mr. Panetta served as Vice President of Strategy and Technology at Comtech TCS, and prior to that he served as Vice President of Government Systems at TeleCommunication Systems Inc.; President and Chief Executive Officer of ASC Signal Corporation; Group President of Andrew Corp.; Vice President and General Manager of Andrew Corp’s radio frequency power amplifier business; VP of Operations at Celiant (acquired by Andrew Corp.), VP of Operations at Adtran Corp.; and Director of Operations at Exide Electronics Corporation. During his career, Mr. Panetta has held a leading role in over a dozen acquisitions and divestitures. He is a Graduate of GE’s Manufacturing Management Program and holds a B.S. in mechanical engineering from the University of Virginia. Mr. Panetta recently retired from serving as a Lieutenant in the St. James, NC Fire Department.

Mr. Panetta was selected to serve on our Board based on his operating background in the satellite and telecom industries as well as his broad experience in operations and finance.

Ralph Faison, Director

Mr. Faison currently serves as Chairman of Arlo Technologies, Inc., a home automation company that offers a cloud-based platform with a variety of connected devices. Mr. Faison served on the board of directors of NETGEAR from August 2003 to August 2018. Mr. Faison previously served as a director of Amber Road, Inc., a cloud-based global trade management software-as-a-service (SaaS) provider. From January 2011 to July 2014, Mr. Faison served as the President and Chief Executive Officer and chair of the board of directors of Pulse Electronics Corporation, a public company and manufacturer of electronic components. From February 2003 through December 2007, Mr. Faison served as Chief Executive Officer of Andrew Corporation, a public company and a manufacturer of communications equipment and systems. He also served at various times as President, Chief Operating Officer, and Director at Andrew Corporation. From June 2001 to June 2002, Mr. Faison was President and Chief Executive Officer of Celiant Corporation, a manufacturer of power amplifiers and wireless radio frequency systems, which was acquired by Andrew Corporation. From October 1997 to June 2001, Mr. Faison was Vice President of the New Ventures Group at Lucent Technologies, a communications service provider, and from 1995 to 1997, he was Vice President of advertising and brand management at Lucent. Prior to joining Lucent, Mr. Faison also held various positions at AT&T, a voice and data communications company, including as Vice President and General Manager of AT&T’s wireless business unit and manufacturing Vice President for its consumer products unit in Bangkok, Thailand. Mr. Faison received an undergraduate degree from Georgia State University and a graduate degree from Stanford University.

Mr. Faison has extensive experience in leading and managing large international companies. He is well versed in the complex manufacturing and distribution systems that today’s multinational companies implement. Mr. Faison, as a recent public company chair and chief executive officer, is able to advise the Company on many aspects of public company governance and management and is qualified to serve as a member of our Board.

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Brian Krolicki, Director

Mr. Krolicki has extensive experience in both the public and private sectors, and has served as a director or member of the advisory board in various companies. Mr. Krolicki was the Lieutenant Governor of the State of Nevada from 2007 to 2014 and the State Treasurer of the State of Nevada from 1999 to 2006. Mr. Krolicki also served in a wide variety of critical positions, including Chairman of the Nevada Commission on Economic Development and President of the Nevada State Senate. During his tenure as State Treasurer, Nevada became the first state treasury to receive the Certificate of Excellence in Investment Policy. In 2004, Brian was honored with the prestigious Award for Excellence in Public Finance and, in the same year, earned the distinction the nation’s “Most Outstanding State Treasurer.” Mr. Krolicki was a member of the board of Faraday Future Intelligent Electric Inc. from July 2021 until October 2022. Since February 2016, he has been a member of the board (and audit committee chair) of Nevada Nanotech Systems. Effective February 1, 2023, Mr. Krolicki was appointed to the Nevada Gaming Commission by Governor Joseph Lombardo, which serves as the final authority on all gaming licensing matters in the State of Nevada. He is also the director of government relations of Customer Engagement Technologies, a payment solutions company in partnership with JPMorgan Chase. Mr. Krolicki holds a B.A. degree in political science from Stanford University.

Mr. Krolicki was selected to serve on our Board based on his extensive experience in the financial and public contracting sectors. Our Board has nominated Mr. Krolicki to continue to serve as a director due to, among other things, his financial experience and knowledge of the political process on both the state and federal level.

Vote Required and Recommendation

Our Restated Certificate of Incorporation does not authorize cumulative voting. Our By-laws provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares of Common Stock that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares of Common Stock present at the Annual Meeting that are not voted for a particular nominee or shares of Common Stock present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality

At the Annual Meeting a vote will be taken on a proposal to approve the election of each of the five (5) director nominees.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE FOR THE ELECTION OF EACH OF THE FIVE (5) DIRECTOR NOMINEES.

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CORPORATE GOVERNANCE

Board of Directors

The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.

Our Board currently consists of six (6) members: Carleton M. Miller, Susan Swenson, Jude T. Panetta, General James T. Conway, Ralph Faison and Brian K. Krolicki. All of our directors except for General James T. Conway, who is not standing for reelection, will serve until our next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Board Diversity

The Board of Directors seeks to be composed of a group of persons with a variety of experience, qualifications, attributes, skills and diversity that enable it to meet the governance needs of the Company. The table below illustrates self-reported diversity characteristics for the individuals currently serving on the Company’s Board of Directors.

Board Diversity Matrix
Board Size:
Total Number of Directors	6

Gender:	Male	Female	Non-Binary	Gender Undisclosed
	5	1	—	—

Number of directors who identify in any of the categories below:
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	5	1	—	—
Two or more races or ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Undisclosed	—	—	—	—

Of our 6 current directors, one identifies (16.66%) as having at least one diversity characteristic (i.e. female, non-binary, LGBTQ+ and/or race or ethnicity other than white).

Director Independence

As we are listed on the Nasdaq Capital Market, our determination of independence of directors is made using the definition of ”independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market LLC (“Nasdaq”) (“Nasdaq Rule 5605(a)(2)”). As of the date of this Proxy Statement, our Board affirmatively determined that Susan Swenson, General James T. Conway, Jude T. Panetta, Ralph Faison and Brian K. Krolicki are “independent directors” within the meaning of Nasdaq Rule 5605(a)(2). As of the date of this Proxy Statement, we intend the six (6) director nominees, if all elected, to constitute a majority independent board under Rule 5605(b)(1) of the Marketplace Rules of Nasdaq and as such, we will be in compliance with the Marketplace Rules of Nasdaq.

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Board Meetings and Attendance

During fiscal year 2022, the Board held five physical and telephonic meetings. No incumbent director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board and the committees of the Board on which such director served during the period the director was on the Board or committee. The Board also approved certain actions by unanimous written consent.

Annual Meeting Attendance

It is the Company’s policy to invite and encourage directors and director nominees to attend the Annual Meeting. The 2022 annual meeting of stockholders was attended by each of the directors.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to the Company’s Secretary at Vislink Technologies, Inc., 350 Clark Drive, Suite 125, Mt. Olive, NJ 07828. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Board Committees

Our Board has an Audit Committee, a Compensation Committee and a Governance and Nomination Committee. Each committee has a written charter and has the composition and responsibilities described below.

Audit Committee	Compensation Committee	Governance and Nomination Committee
Susan Swenson*	Ralph Faison*	General James T. Conway*
Ralph Faison	Brian K. Krolicki	Jude T. Panetta
General James T. Conway	Jude T. Panetta

*Denotes Chairman of Committee.

Audit Committee

We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are Susan Swenson, Ralph Faison and General James T. Conway. Susan Swenson, Ralph Faison and General James T. Conway are “independent directors” within the meaning of Rule 10A-3 under the Exchange Act and Nasdaq Rule 5605(a)(2). Susan Swenson serves as chairman of our Audit Committee. The Board has determined that each of Susan Swenson and Ralph Faison is an “audit committee financial expert” as defined under Item 5(a)(ii) and (iii) of Regulation S-K.

The Audit Committee oversees our accounting and financial reporting processes and oversees the audit of our financial statements and the effectiveness of our internal control over financial reporting. The specific functions of the Audit Committee include:

●	Selecting an independent registered public accounting firm and overseeing the engagement of such firm;
●	Approving the fees to be paid to the independent registered public accounting firm;
●	Reviewing the independence of our independent registered public accounting firm;
●	Overseeing the integrity of our financial statements;
●	Reviewing any significant changes to our accounting principles and practices;
●	Reviewing and approving all related party transactions; and
●	Overseeing our compliance with legal and regulatory requirements.

In 2022, the Audit Committee held four physical and telephonic meetings.

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Compensation Committee

The members of our Compensation Committee are Ralph Faison, Brian K. Krolicki and Jude T. Panetta. Each member of the Compensation Committee is “independent” within the meaning of Nasdaq Rule 5605(a)(2). In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the members of the Board and our executive officers. Ralph Faison serves as Chairman of our Compensation Committee.

The Compensation Committee’s compensation-related responsibilities include:

●	Reviewing approving and recommending to our Board on an annual basis the compensation of our Chief Executive Officer, including relevant corporate goals and objectives;
●	Reviewing and approving on an annual basis the performance and compensation of our other executive officers;
●	Reviewing our incentive compensation and other stock-based plans, recommending to our Board any necessary changes, and administering such plans on behalf of the Board;
●	Reviewing and recommending to our Board the compensation of independent directors, including incentive and equity-based compensation; and
●	Selecting and retaining compensation consultants, outside counsel and other advisors as it deems necessary or appropriate.

For executive officers other than the Chief Executive Officer, the compensation committee solicits and considers evaluations and recommendations submitted to the compensation committee by the Chief Executive Officer with respect to individual employee performance. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the compensation committee with input from other independent Board members, which determines any adjustments to his compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director share ownership information, stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of a compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant to be comparable to us.

In 2022, the Compensation Committee held four physical and telephonic meetings.

Governance and Nomination Committee

The members of our Governance and Nomination Committee are General James T. Conway and Jude T. Panetta. Each member of the Governance and Nomination Committee is “independent” within the meaning of Nasdaq Rule 5605(a)(2). The purpose of the Governance and Nomination Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. General James T. Conway serves as chairman of our Governance and Nomination Committee.

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The Governance and Nomination Committee’s responsibilities include:

●	Recommending to the Board nominees for election as directors at any meeting of stockholders and nominees to fill vacancies on the Board;
●	Annually reviewing the director selection criteria contained in the Company’s Corporate Governance Guidelines and recommending to our Board any necessary changes.
●	Annually recommending to the Board the directors to be appointed to each committee of the Board; and
●	Oversee the implementation of and monitor compliance with, the Company’s Corporate Governance Guidelines, and periodically review and recommend any necessary or appropriate changes thereto.

The Governance and Nominations Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Governance and Nominations Committee is authorized to retain independent legal and other advisors and conduct or authorize investigations into any matter within the scope of its duties.

The Governance and Nomination Committee will consider candidates proposed by stockholders and will apply the same criteria and follow substantially the same process in considering such candidates as it does when considering other candidates. The Governance and Nomination Committee may adopt, in its discretion, separate procedures regarding director candidates proposed by our stockholders. Director recommendations by stockholders must be in writing, include a resume of the candidate’s business and personal background and include a signed consent that the candidate would be willing to be considered as a nominee to the Board and, if elected, would serve. Such recommendation must be sent to the Company’s Secretary at the Company’s executive offices. When it seeks nominees for directors, our Governance and Nomination Committee takes into account a variety of factors including (a) ensuring that the Board, as a whole, is diverse and consists of individuals with varied and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert”, as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the ability of the Board to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Governance and Nominations Committee for identifying nominees reflects the Company’s practice of re-nominating incumbent directors who continue to satisfy the committee’s criteria for membership on the Board whom the committee believes continue to make important contributions to the Board and who consent to continue their service on the Board. The Board has not adopted a formal policy with respect to its consideration of diversity and does not follow any ratio or formula to determine the appropriate mix; rather, it uses its judgment to identify nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to the high standards of Board service. The Governance and Nominations Committee may adopt, and periodically review and revise as it deems appropriate, procedures regarding director candidates proposed by stockholders.

In 2022, the Governance and Nominations Committee held three physical and telephonic meetings.

Family Relationships

There are no family relationships between any of the officers or directors of the Company.

Leadership Structure of the Board

Although our current Chairman of the Board is a non-employee director, the Board does not currently have a formal policy on whether the same person should serve as both the Chief Executive Officer and Executive Chairman of the Board or, if the roles are separate, whether the Executive Chairman of the Board should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.

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Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Governance and Nominations Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

Code of Ethics

The Board has adopted a Code of Business Ethics and Conduct (the “Code of Conduct”) which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable rules of Nasdaq. We require all employees, directors and officers, including our principal executive officer and principal financial officer, to adhere to the Code of Conduct in addressing legal and ethical issues encountered in conducting their work. The Code of Conduct requires that these individuals avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity. The Code of Conduct contains additional provisions that apply specifically to our Chief Executive Officer, Chief Financial Officer and other finance department personnel with respect to accurate reporting. The Code of Conduct is available on our website at www.vislink.com. Information contained in our website does not form part of this Proxy Statement and is intended for informational purposes only. The Company will post any amendments to the Code of Conduct, as well as any waivers that are required to be disclosed by the rules of the SEC on such website. Information contained on our website is not a part of, and is not incorporated into, this Proxy Statement, and the inclusion of our website address in this Proxy Statement is an inactive textual reference only.

Employee, Officer and Director Hedging

The Company has adopted a written Insider Trading Policy applicable to all directors, officers and employees. The policy prohibits subject individuals from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities.

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DIRECTOR COMPENSATION FOR FISCAL YEAR 2022

The Company compensates non-employee directors on our board and its committees for their service. In the fiscal year ended December 31, 2022, each of these directors received compensation as set forth below.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Jude T. Panetta	37,000	210,070	—	—	—	—	247,070
General James T. Conway	40,000	210,070		—	—	—	250,070
Susan Swenson	65,000	210,070	—	—	—	—	275,070
Ralph Faison	42,500	210,070	—	—	—	—	252,570
Brian K. Krolicki	34,000	210,070	—	—	—	—	244,070

Narrative to Director Compensation Table

The Company’s director compensation policy is intended to provide a total compensation package that enables the Company to attract and retain qualified and experienced individuals to serve as directors and to align its directors’ interests with those of its stockholders

Annual Cash Compensation

The Company pays each of its non-employee directors a cash retainer for service on the Board. The chairman of the Board and of each committee and each committee member receives an additional retainer for such service. The retainers paid to non-employee directors for service on the Board and for service on each committee of the Board on which the director is a member are as follows:

Annual Board Service Retainer
All non-employee directors (other than the Chairman)	$30,000
Non-executive Chairman of the Board	$55,000
Annual Committee Chair Service Retainer (in place of Annual Committee Member Service Retainer below)
Chair of the Audit Committee	$10,000
Chair of the Compensation Committee	$7,500
Chair of the Governance & Nominations Committee	$5,000
Annual Committee Member Service Retainer
Audit Committee	$5,000
Compensation Committee	$4,000
Governance & Nominations Committee	$3,000

Annual Equity Compensation

Each non-employee director receives an annual equity award of restricted stock valued at $40,000. All annual awards vest in a single installment on the next annual meeting of stockholders, subject to earlier vesting in the case of a change of control. However, for 2022, the Board unanimously determined that it would be in the best interests of the Company and its stockholders to provide for a grant of 200,000 shares with ratable annual vesting over a five-year period and a double trigger change-of-control provision for each non-employee director.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Our current executive officers are:

Name	Age	Position
Carleton M. Miller	60	Chief Executive Officer and President
Paul Norridge	53	Chief Financial Officer and Treasurer

Biographical information about Carleton M. Miller appears above on page 5.

Paul Norridge

Effective April 1, 2023, Paul Norridge became the Chief Financial Officer and Treasurer. Mr. Norridge joined the Company in December 2008 and has served in numerous roles with the Company, most recently as Head of Finance since March 2018. Mr. Norridge is an experienced financial executive with over 25 years of experience. Prior to joining the Company, Mr. Norridge held the position of Finance Manager at Centennial Software, a software development company, from 2005 to 2008. From 1995 to 2005, Mr. Norridge served as a Financial Controller of Randstad UK, an HR services provider. Mr. Norridge holds a degree in business and finance from Swindon College.

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal Years 2022 and 2021

The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer (“PEO”) or acted in a similar capacity and the Company’s two other most highly compensated executive officers during the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act. We refer to all of these individuals collectively as our “Named Executive Officers.”

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Carleton M. Miller	2022	350,081	—	2,148,798	—	—	—	28,220	(2)	2,527,099
Chief Executive Officer	2021	337,072	660,000	5,547,608	—	—	—	11,779	(3)	6,556,459
Michael C. Bond(5)	2022	257,587	—	817,409	—	—	—	16,361	(4)	1,091,357
Chief Financial Officer	2021	155,106	250,000	—	—	—	—	15,855	(6)	420,961

(1)	The amounts reported in the Stock Awards column reflect the aggregate grant date fair value of restricted stock units and performance share units granted in the respective fiscal year calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718 (Compensation - Stock Compensation). Amounts in this column do not reflect the actual economic value that may be realized by the applicable NEO.
(2)	$25,110 of medical insurance premiums and $3,110 of other insurance premiums were paid by the Company during fiscal year 2022 for the benefit of Mr. Miller.
(3)	$13,542 of medical insurance premiums and $2,819 of other insurance premiums were paid by the Company during fiscal year 2022 for the benefit of Mr. Bond.
(4)	$9,248 of medical insurance premiums and $2,531 of other insurance premiums were paid by the Company during fiscal year 2021 for the benefit of Mr. Miller.
(5)	Effective March 31, 2023, Mr. Bond was succeeded by Paul Norridge as the Chief Financial Officer of the Company.
(6)	$12,951 of medical insurance premiums and $2,904 of other insurance premiums were paid by the Company during fiscal year 2021 for the benefit of Mr. Bond.

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Pay Versus Performance Disclosure

In accordance with SEC rules, set forth below is our analysis of the relationship between the compensation actually paid to our Chief Executive Officer and other named executive officers (NEOs), and certain financial performance measures over the last two fiscal years.

Pay versus Performance Disclosure Table

Year	Summary Compensation Table Total for CEO ($)[1]	Compensation Actually Paid to CEO ($)[2]	Average Summary Compensation Table Total for Non-CEO NEOs ($)[3]	Average Compensation Actually Paid to Non-CEO NEOs ($)[4]	Value of Initial Fixed $100 Investment Based on: Company Total Shareholder Return ($)	Net Income (thousands) ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2022	$2,527,099	$64,362	$1,091,357	$242,727	$42	$(13,755)
2021	$6,556,459	$2,888,273	$420,961	$437,515	$89	$(16,392)

1 The dollar amounts reported in this column are the amounts of total compensation reported for Carleton M. Miller, our Chief Executive Officer, for each corresponding year in the “Total” column of the Summary Compensation Table.

2 The dollar amounts reported in this column represent the amount of “Compensation Actually Paid” to Carleton M. Miller as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Carleton M. Miller during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to total compensation, as reported on the Summary Compensation Table, for Carleton M. Miller for each year to determine the compensation actually paid:

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Adjustments to Determine Compensation Actually Paid for CEO	2022	2021
Total Compensation (from Summary Compensation Table)	$2,527,099	$6,556,456
Minus amounts reported under the “Stock Awards” column in the Summary Compensation Table	$(2,148,798)	$(5,547,608)
Minus amounts reported under the “Option Awards” column in the Summary Compensation Table	$0	$0
Plus fair value as of the end of the reported year of awards granted during the reported year that remain unvested as of year end	$578,523	$1,766,849
Plus increase (or minus decrease) in fair value from the end of the prior year to the end of the reported year of awards granted prior to the reported year that were outstanding and unvested as of the end of the reported year	$(232,195)	$(44,373)
Plus increase (or minus decrease) in fair value from the end of the prior year to vesting date of awards granted prior to the reported year that vested during the reported year	$(660,266)	$156,946
Plus fair value as of the vesting date of any awards granted and vesting during the reported year	$0	$0
Minus fair value as of the last day of the prior year of any awards for which the vesting conditions failed during the reported year	$0	$0
Compensation Actually Paid to CEO	$64,362	$2,888,273

3 The dollar amounts reported in this column represent the average of the amounts reported for the company’s named executive officers as a group (excluding Carleton M. Miller) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the named executive officers (excluding Carleton M. Miller) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2022, Michael Bond; and (ii) for 2021, Michael Bond.

4 The dollar amounts reported in this column represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Carleton M. Miller), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding Carleton M. Miller) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding Carleton M. Miller) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

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Adjustments to Determine Compensation Actually Paid for Non-CEO NEOs	2022	2021
Total Compensation (from Summary Compensation Table)	$1,091,357	$420,961
Minus amounts reported under the “Stock Awards” column in the Summary Compensation Table	$(817,409)	$0
Minus amounts reported under the “Option Awards” column in the Summary Compensation Table	$0	$0
Plus fair value as of the end of the reported year of awards granted during the reported year that remain unvested as of year end	$220,072	$0
Plus increase (or minus decrease) in fair value from the end of the prior year to the end of the reported year of awards granted prior to the reported year that were outstanding and unvested as of the end of the reported year	$(32,848)	$(70,714)
Plus increase (or minus decrease) in fair value from the end of the prior year to vesting date of awards granted prior to the reported year that vested during the reported year	$(218,445)	$87,268
Plus fair value as of the vesting date of any awards granted and vesting during the reported year	$0	$0
Minus fair value as of the last day of the prior year of any awards for which the vesting conditions failed during the reported year	$0	$0
Compensation Actually Paid for Non-CEO NEOs	$242,727	$437,515

The following graph presents the Compensation Actually Paid (CAP) to our CEO and other Named Executive Officers versus our Company’s 2-year cumulative Total Shareholder Return.

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The following graph presents the Compensation Actually Paid (CAP) to our CEO and other Named Executive Officers versus the Company’s Net Income.

Employment Agreements

Carleton M. Miller

On January 22, 2020, the Company entered into an employment agreement with Carleton M. Miller in connection with his appointment as Chief Executive Officer of the Company (the “Miller Employment Agreement”). Pursuant to the Miller Employment Agreement, Mr. Miller was entitled to receive an annual base salary of $330,000 per year, and an annual cash bonus in accordance with the terms of any annual cash bonus incentive plan maintained for the Company’s key executive officers. In February 2022, the Board approved a salary increase for Mr. Miller from $330,000 to $353,000. Pursuant to the Miller Employment Agreement, Mr. Miller received an inducement award of a time-based option to purchase 17,962 shares of Common Stock under Nasdaq Listing Rule 5653(c)(4) outside of the Company’s existing equity compensation plans (the “Miller Time-Based Option”), 25% of which vested on January 22, 2021 and the remaining 75% of which vest in substantially equal monthly installments over the 36-month period following such date, subject to Mr. Miller’s continued employment by the Company on the applicable vesting date. Pursuant to the Miller Employment Agreement, Mr. Miller also received an inducement award of a performance-based option to purchase 12,500 shares of Common Stock under Nasdaq Listing Rule 5653(c)(4) outside of the Company’s existing equity compensation plans (the “Miller Performance-Based Option”). The Miller Performance-Based Option will vest in three equal tranches of 4,167 shares upon the Company’s attainment, on or before January 22, 2025, of specified cumulative EBITDA performance conditions, subject in each case to Mr. Miller’s continued employment by the Company on the applicable vesting date. The Miller Time-Based Option and the Miller Performance-Based Option both have exercise prices of $34.20 per share.

As Mr. Miller’s employment is on an “at-will” basis, the Company or Mr. Miller may terminate the employment relationship at any time, with or without Cause (as defined in the Miller Employment Agreement). Upon Mr. Miller’s termination of employment for any reason, Mr. Miller will be entitled to receive a lump sum payment equal to the sum of his earned but unpaid base salary through his termination date plus his accrued but unused vacation days through his termination date, and any other benefits or rights Mr. Miller has accrued or earned through his termination date in accordance with the terms of the applicable fringe or employee benefit plans and programs of the Company (the “Accrued Obligations”).

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Michael Bond

On February 27, 2020, the Company entered into an employment agreement with Michael Bond to serve as Chief Financial Officer of the Company, effective as of April 1, 2020 (the “Bond Employment Agreement”). Pursuant to the Bond Employment Agreement, Mr. Bond received an annual base salary of $250,000 per year, and an annual cash bonus in accordance with the terms of any annual cash bonus incentive plan maintained for the Company’s key executive officers. In February 2022, the Board approved a salary increase for Mr. Bond from $250,000 to $267,500 Pursuant to the Bond Employment Agreement, Mr. Bond received an inducement award of stock options to purchase a quantity of shares equal to one percent of the Company’s fully diluted outstanding shares of its Common Stock as of April 1, 2020 under Nasdaq Listing Rule 5635(c)(4) outside of the Company’s existing equity compensation plans.

On March 31, 2023, the Company entered into a separation agreement (the “Separation Agreement”) with Mr. Bond. Subject to the terms and conditions thereof, the Separation Agreement provides for, among other things: (a) 12 months of continuing base salary payments to Mr. Bond for an aggregate amount of $267,500; (b) a lump sum payment to Mr. Bond in an amount equal to $66,875; (c) payment of 100% of Mr. Bond’s COBRA insurance premium payments for 12 months; (d) acceleration of vesting and prompt settlement into shares of common stock of the Company of 4,912 restricted common stock units held by Mr. Bond; and (e) a customary release of claims by Mr. Bond to the Company. Mr. Bond’s employment agreement is no longer in effect.

Paul Norridge

Effective April 1, 2023, Mr. Norridge’s annual base salary is $200,000 as Chief Financial Officer of the Company, and he has a discretionary target annual bonus opportunity for fiscal year 2023 equal to 50% of his base salary.

Outstanding Equity Awards as of December 31, 2022

The following table presents information regarding the outstanding options held by our Named Executive Officers as of December 31, 2022:

	Option Awards			Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
Carleton M. Miller(1)	13,097	4,865	34.20	1/22/2030	103,307	1,157,049
Michael C. Bond (2)(3)	5,363	2,682	19.20	4/1/2030	39,298	440,143

(1)	25% of Mr. Miller’s inducement award of options vested on January 22, 2021 and the remaining 75% vests in substantially equal monthly installments over the 36-month period following such date, subject to Mr. Miller’s continued employment by the Company on each applicable vesting date.

(2)	25% of Mr. Bond’s inducement award of options vested on April 1, 2021 and the remaining 75% vests in substantially equal monthly installments over the thirty-six (36) month period following such date, subject to Mr. Bond’s continued employment by the Company on each applicable vesting date.

(3)	Effective March 31, 2023, Mr. Bond was succeeded by Paul Norridge as Chief Financial Officer of the Company.

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The Company reviews compensation annually for all executive officers. The Company’s executive compensation philosophy is centered around two key tenets: (1) driving employee engagement and performance; and (2) accomplishing the foregoing through pay elements that are designed to create alignment with the long-term interest of the Company’s stockholders, as well as fostering a culture of ownership among management.

With respect to the restricted stock unit awards for our named executive officers, 50% of the awards vest on the basis of time and the other 50% on the basis of Company revenue or specified cumulative EBITDA performance. The time-based awards vest 25% on the anniversary of the grants and the remainder in equal monthly installments over the 36-month period after the one year anniversary of the grant date, subject to the officer’s continued employment by the Company on the applicable vesting date. The performance awards vest in three equal tranches upon achievement of designated target revenue numbers or specified cumulative EBITDA of the Company in any trailing four-quarter fiscal period. If the Company does not achieve these revenue targets, the performance based shares do not vest. Notwithstanding the foregoing, all such time and performance awards become fully vested if, during the 13-month period commencing on a Change In Control of the Company, the Company terminates the officer’s employment without Cause or he terminates his employment for Good Reason (as such terms are defined in the officer employment agreement).

Narrative Disclosure to Outstanding Equity Awards Table

The Board authorized cancellation of all of the outstanding options granted under its equity compensation plans, including those held by the Company’s Named Executive Officers because such options were out-of-the-money and the Company is planning to replace those options with incentive compensation on a more cash-based award system. As of the date of this prospectus, none of those options have been cancelled.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information about our equity compensation plans as of December 31, 2022.

	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders:
2013 Long-Term Stock Incentive Plan(1)	253	$1,860.00	30,658
2015 Incentive Compensation Plan (2)	114	$1,860.00	45,776
2016 Incentive Compensation Plan (3)	789	$1,860.00	271,879
2017 Incentive Compensation Plan (4)	1,115	$1,647.80	4,204
	2,271	$1,755.82	352,517

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(1)	The maximum aggregate number of shares of Common Stock that may be issued under the 2013 Long Term Stock Incentive Plan, including stock options, stock awards, and stock appreciation rights was limited to 15% of the shares of Common Stock outstanding on the first trading day of the current fiscal year, or 11,957 shares of Common Stock for fiscal year 2023. The 2013 Long Term Stock Incentive Plan expired in March 2023, and no further awards will be made under such Plan.

(2)	The maximum aggregate number of shares of Common Stock that may be issued under the 2015 Incentive Compensation Plan, including stock options and stock awards is limited to $513,975 of shares of Common Stock, which based on the closing price of $11.20 of our Common Stock on December 31, 2022, as listed on the Nasdaq Capital Market, was equal to 45,890 shares of Common Stock.

(3)	The maximum aggregate number of shares of Common Stock that may be issued under the 2016 Incentive Compensation Plan, including stock options and stock awards is limited to $3,053,883 of shares of Common Stock, which based on the closing price of $11.20 of our Common Stock on December 31, 2022, as listed on the Nasdaq Capital Market, was equal to 272,668 shares of Common Stock.

(4)	The maximum aggregate number of shares of Common Stock that may be issued under the 2017 Incentive Compensation Plan, including stock options and stock awards is limited to 4,204 of shares of Common Stock.

In 2020, the Company’s Chief Executive Officer and Chief Financial Officer each received an option grant that was made outside of the Company’s existing equity compensation plans as an inducement material to the grantee becoming an employee, in accordance with Nasdaq Listing Rule 5635(c)(4). For more information, see above in “Employment Agreements,” above.

If approved at the Annual Meeting, our 2023 Omnibus Equity Incentive Plan will supersede and replace the Company’s (i) 2013 Long Term Stock Incentive Plan, (ii) 2015 Incentive Compensation Plan, (iii) 2016 Incentive Compensation Plan and (iv) 2017 Incentive Compensation Plan (collectively, the “Previous Plans”) and no new awards will be granted under the Previous Plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation arrangements for our directors and executive officers, we engaged in no reportable transactions with related persons since the years ended December 31, 2022 and 2021 that involved an amount that exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, other than below. See also “Executive Compensation” for additional information regarding compensation of related parties.

Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq regulations.

MB Technology Holdings, LLC and MB Merchant Group, LLC

On February 25, 2020, the Company and MB Merchant Group, LLC (‘MBMG”), an affiliate of each of (i) Roger G. Branton, the Company’s former Chief Executive Officer and a then member of our Board, (ii) George F. Schmitt, a former executive officer of the Company and then member of our Board, and (iii) Richard Mooers, a former executive officer of the Company and then member of our Board, entered into a letter agreement (the “MBMG Letter Agreement”), pursuant to which the Company and MBMG agreed to amend and restate certain service agreements previously entered into with MBMG as well as its predecessor entity (the “MBMG Agreements”). Pursuant to the MBMG Letter Agreement, MBMG agreed to provide only the following services to the Company from and after the effective date of the MBMG Letter Agreement: (i) to conduct merger and acquisition searches, negotiating and structuring deal terms and other related services in connection with closing suitable acquisitions for the Company, and (ii) to seek and secure financing for the Company, except in those regions in which the Company had previously appointed a business representative to exclusively seek such opportunities, and subject in each case to prior approval by the Company’s Chief Executive Officer on a case-by-case basis (collectively, the “MBMG Services”). Pursuant to the MBMG Letter Agreement, MBMG no longer provided strategic planning and financial structuring services or technical consulting services, review patent applications or provide consulting services with respect to certain legal matters.

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Pursuant to the MBMG Letter Agreement, in consideration for the MBMG Services, the Company agreed to compensate MBMG through payment of: (i) an acquisition fee equal to (A) the greater of $250,000 or 6% of the total acquisition price for deals in which the total consideration paid by the Company is less than $50 million; (B) $3,000,000 plus 4% of the consideration paid by the Company in excess of $50 million for deals in which the total consideration paid by the Company is between $50 million and $100 million; (C) $5,000,000 plus 2% of the consideration paid by the Company in excess of $100 million for deals in which the total consideration paid by the Company is between $100 million and $400 million; or (D) $10,200,000 plus 1.1% of the consideration paid by the Company in excess of $400 million for deals in which the total consideration paid by the Company exceeds $400 million; (ii) a success-based due diligence fee of $250,000 on successfully closed deals, (iii) a waivable success-based finance fee of 2% of the acquisition price and (iv) an incentive fee of 5% of an external advisor’s higher valuation of an acquisition, with such fees subject to a customary 12-month tail period in the event of termination of the MBMG Letter Agreement. The MBMG Letter Agreement further provided that (x) MBMG shall have the option to convert up to 50% of all such fees into the Company’s common stock so long as a receivable remains outstanding, convertible at a fixed price of 110% of the lower of the price of such shares on the day of closing or such price in connection with any acquisition financing, as applicable; (y) the Company will no longer compensate MBMG through, among other discontinued fees, a $50,000 monthly consulting fee that would have been due pursuant to the MBMG Agreements and (z) in full satisfaction of specified claims arising out of the MBMG Agreements, the Company agreed to pay MBMG $420,000, with $200,000 to be paid within three days of the execution of the MBMG Letter Agreement and $220,000 to be paid within 30 days of such execution.

In connection with the acquisition of Mobile Viewpoint Corporate B.V. in August 2021, the Company paid a fee for due diligence, valuation and related services pursuant to a tail provision under our prior arrangement with MBMG of $1.35 million. On January 26, 2023, the MBMG Letter Agreement was terminated by the Company and no further services or payments are due by either party thereunder or pursuant to the MBMG Agreements.

DELINQUENT 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of the Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal year 2022. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2022, there was no failure to comply with Section 16(a) filing requirements applicable to its executive officers, directors or greater than ten percent (10%) stockholders.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities fall into three (3) broad categories:

First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s outside auditors about draft annual financial statements and key accounting and reporting matters;

Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Company; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Company pursuant to Independence Standards Board Standard No. 1); and

Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the Company’s outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to the Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to the Company’s outside auditors, the Audit Committee, among other things, discussed with Marcum LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K, as amended on Form 10-K/A, for the fiscal year ended December 31, 2022 for filing with the Securities and Exchange Commission.

This Audit Report has been furnished by the Audit Committee of the Board of Directors.

Susan Swenson

Ralph Faison

General James T. Conway

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PROPOSAL 2 TO APPROVE THE 2023 OMNIBUS EQUITY INCENTIVE PLAN

(Proposal No. 2)

Background

We are asking our stockholders to approve the 2023 Omnibus Equity Incentive Plan (the “2023 Plan”) in order to allow us to continue to grant equity-based compensation awards to incentivize and retain our key employees and other service providers. We are seeking stockholder approval of this 2023 Plan because the equity incentive plan upon which we principally relied, our 2013 Long Term Stock Incentive Plan, expired in March 2023. If approved, the 2023 Plan will permit us to (i) continue to attract and retain personnel of the highest caliber, (ii) provide incentive for officers, directors, employees and other key persons and (iii) to promote the well-being of the Company. The board believes it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company’s common stock. The 2023 Plan will supersede and replace our 2015 Incentive Compensation Plan, 2016 Incentive Compensation Plan and 2017 Incentive Compensation Plan. If the 2023 Plan is approved, we intend to discontinue granting awards under our 2015 Incentive Compensation Plan, 2016 Incentive Compensation Plan and 2017 Incentive Compensation Plan. As of June 23, 2023, there were only 2,018 shares of common stock available for awards under our 2015 Incentive Compensation Plan, 2016 Incentive Compensation Plan and 2017 Incentive Compensation Plan.

Under our expired 2013 Long Term Stock Incentive Plan as of June 23, 2023, there remain outstanding:

●	stock options with time-based vesting to acquire 253 shares of common stock under our equity compensation plans, with a weighted average exercise price per share of $1,860.00 and an expiration date of March 24, 2027;
●	no unvested restricted stock unit awards with time-based vesting outstanding under our equity compensation plans; and
●	no unvested restricted stock unit awards with performance-based vesting outstanding under our equity compensation plans.

Under our 2015 Incentive Compensation Plan as of June 23, 2023, there were outstanding:

●	a stock option to acquire 114 shares of common stock under our equity compensation plans, with a weighted average exercise price per share of $1,860.00 and an expiration date of March 24, 2027;
●	no unvested restricted stock unit awards with time-based vesting outstanding under our equity compensation plans; and
●	no unvested restricted stock unit awards with performance-based vesting outstanding under our equity compensation plans.

Under our 2016 Incentive Compensation Plan as of June 23, 2023, there were outstanding:

●	a stock option to acquire 789 shares of common stock under our equity compensation plans, with a weighted average exercise price per share of $1,860.00 and an expiration date of March 24, 2027;
●	no unvested restricted stock unit awards with time-based vesting outstanding under our equity compensation plans; and
●	no unvested restricted stock unit awards with performance-based vesting outstanding under our equity compensation plans.

Under our 2017 Incentive Compensation Plan as of June 23, 2023, there were outstanding:

●	stock options to acquire 1,115 shares of common stock under our equity compensation plans, with a weighted average exercise price per share of $1,647.80 and a weighted contractual life remaining of 4.34 years;
●	no unvested restricted stock unit awards with time-based vesting outstanding under our equity compensation plans; and
●	no unvested restricted stock unit awards with performance-based vesting outstanding under our equity compensation plans.

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Other than the foregoing, no awards were outstanding under our equity compensation plans as of June 23, 2023. Options to acquire 30,462 shares of common stock, with a weighted average exercise price of $34.20 and expiration date of January 22, 2030 were outstanding pursuant to previously issued inducement awards made outside of the equity compensation plans for Carleton Miller. There are 4,582 vested restricted stock unit awards and 5,418 unvested restricted stock unit awards outstanding pursuant to previously issued inducement awards made outside of the equity compensation plan for Michel Bais.

A description of the material terms of 2023 Plan is set forth below. The statements made in this Proposal No. 2 concerning the terms and provisions of the 2023 Plan are summaries and do not purport to be a complete recitation of the 2023 Plan provisions. These statements are qualified in their entirety by express reference to the full text of the 2023 Plan, a copy of which is attached to this proxy statement as Appendix A and is incorporated by reference herein.

Nasdaq Stock Market Listing Rule 5635(c) requires shareholder approval prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants. If we do not obtain the approval of the 2023 Plan, the 2023 Plan will not take effect, and our 2015 Incentive Compensation Plan, 2016 Incentive Compensation Plan and 2017 Incentive Compensation Plan will remain in effect in accordance with each of its terms until expiration, or until no shares are available for awards to be granted under such plans. Any awards granted prior to the approval of the 2023 Plan are conditioned upon such approval and no shares of our common stock may be issued pursuant to any award unless and until the 2023 is approved.

Summary of the 2023 Plan

The 2023 Plan will cover the grant of awards to our employees (including officers), non-employee consultants and non-employee directors and those of our affiliates. For purposes of the 2023 Plan, our affiliates include any corporation, partnership, joint venture or other entity, with respect to which we, directly or indirectly, own either (i) stock of a corporation possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (ii) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of any non-corporate entity.

We expect that the compensation committee of the board of directors will administer the 2023 Plan. The committee may delegate any or all of its administrative authority to our Chief Executive Officer or to a management committee except with respect to awards to executive officers who are subject to Section 16 of the Exchange Act. In addition, the full board of directors must serve as the committee with respect to any awards to our non-employee directors.

166,415 shares of our common stock shall be reserved for delivery under the 2023 Plan. The stock delivered to settle awards made under the 2023 Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the 2023 Plan. If any shares subject to any award granted under the 2023 plan (other than a substitute award as described below) are forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the 2023 Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the 2023 Plan and will not again be available for grant under the 2023 Plan. Upon settlement of any stock appreciation rights, or SARs, the number of shares underlying the portion of the SARs that is exercised will be treated as having been delivered for purposes of determining the maximum number of shares available for grant under the 2023 Plan and shall not again be treated as available for issuance under the 2023 Plan.

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If a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities, or other rights to purchase shares of our securities or other similar transaction or event affects our common stock such that the committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the 2023 Plan, the committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to awards (whether or not then outstanding) and the related exercise price relating to an award in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan.

Types of Awards

The 2023 Plan permits the granting of any or all of the following types of awards to all grantees:

●	stock options, including incentive stock options, or ISOs;
●	stock appreciation rights, or SARs;
●	restricted shares;
●	deferred stock and restricted stock units;
●	Performance units and performance shares;
●	dividend equivalents;
●	bonus shares; and
●	other stock-based awards.

Generally, awards under the 2023 Plan are granted for no consideration other than prior and future services. Awards granted under the 2023 Plan may, in the discretion of the committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2023 Plan or other plan of ours; provided, however, that if an SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term and the exercise price of the SAR may not be less than the exercise price of the ISO. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Minimum Vesting Conditions

Except with respect to substitute awards (as described below) and with respect to awards representing no more than five percent (5%) of the total number of shares reserved for issuance under the 2023 Plan, no award may vest or become exercisable or nonforfeitable earlier than 12 months after the grant of such award.

Stock Options and SARs

The committee is authorized to grant SARs and stock options (including ISOs except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our common stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or an SAR will be determined by the committee and set forth in the award agreement but the exercise price may not be less than the fair market value of a share of common stock on the grant date. The term of each option or SAR is determined by the committee and set forth in the award agreement, except that the term may not exceed 10 years. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), or with the consent of the committee, by deliver (i) of shares of our common stock previously owned by the grantee (including by attestation), (ii) shares of our common stock acquired upon the exercise of such option or (iii) restricted shares. The committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price to us.

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Restricted Shares

The committee may award restricted shares consisting of shares of our common stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock

The committee may also grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of shares of our common stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Internal Revenue Code (the “Code”). A restricted stock unit award is the grant of a right to receive a specified number of shares of our common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award.

Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership until the shares underlying the award are delivered in settlement of the award. Except as provided in the award agreement, grantees have the right to receive dividend equivalents with respect to restricted stock units or deferred stock, which will be deemed to be reinvested in additional shares of restricted stock units or deferred stock and will be subject to the same vesting condition as the restricted stock units or deferred stock to which such dividend equivalents relate.

Performance Units and Performance Shares

The committee may grant performance units, which entitle a grantee to payment in a certain payment, and performance shares, which entitle a grantee to a certain number of shares of common stock, in each case conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the award agreement. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement. Performance units or performance phares may be settled in cash, shares of our common stock having an equivalent value, or in some combination thereof, as set forth in the award agreement.

Bonus Shares

The committee may grant fully vested shares of our common stock as bonus shares on such terms and conditions as specified in the award agreement.

Dividend Equivalents

The committee is authorized to grant dividend equivalents which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our common stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the 2023 Plan. If deferred such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our common stock or in other property. Any dividend equivalents granted in conjunction with another award that is subject to forfeiture conditions will remain subject to the same forfeiture conditions applicable to the award to which such dividend equivalents relate. Payment in respect of any dividend equivalents granted in conjunction with any options or SARs may not be conditioned, directly or indirectly, on the grantee’s exercise of the options or SARs or paid at the same time that the options or SARs are exercised.

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Other Stock-Based Awards

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2023 Plan authorizes the committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Forfeiture and Claw-Back Provisions

All awards granted under the 2023 Plan will be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board of Directors) to the extent that such award (whether or not previously exercised or settled) or the value of such award is required to be returned to the Company pursuant to the terms of such recoupment policy.

Merger, Consolidation or Similar Corporate Transaction

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock (collectively, a “Corporate Transaction”), and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the committee accelerates the vesting of any such awards) and with respect to any vested and nonforfeitable awards, the committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our common stock and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee.

Amendment to and Termination of the 2023 Plan

The 2023 Plan may be amended, altered, suspended, discontinued or terminated by the Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. No ISOs may be awarded after any amendment to the 2023 Plan that either broadens eligibility or increase the number of shares available for delivery in the form of ISOs unless such amendment is approved by our stockholders within 12 months of the date the board of directors approve the adoption of such amendment.

In addition, subject to the terms of the 2023 Plan, no amendment or termination of the 2023 Plan may materially and adversely affect the right of a grantee under any award granted under the 2023 Plan.

Unless earlier terminated by our board of directors, the 2023 Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on the tenth anniversary of the effective date of the 2023 Plan.

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Federal Income Tax Consequences

The following discussion summarizes the certain Federal income tax consequences of the 2023 Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular grantee based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than Federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all grantees to consult their own tax advisors concerning the tax implications of awards granted under the 2023 Plan.

Options. A recipient of a stock option will not have taxable income upon the grant of the stock option. For stock options that are not incentive stock options, the grantee will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the freely transferable and non-forfeitable shares received by the grantee on the date of exercise and the exercise price. The grantee’s tax basis in such shares will be the fair market value of such shares on the date the option is exercised. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the grantee, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the grantee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the grantee holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the grantee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. If the grantee holds the shares for the legally required holding period, the grantee’s tax basis in such shares will be the exercise price paid for the shares.

Generally, the company can claim a Federal income tax deduction equal to the amount recognized as ordinary income by a grantee in connection with the exercise of a stock option. The company is not entitled to claim a corresponding Federal income tax deduction upon a grantee’s recognition of any capital gains. Accordingly, we will not be entitled to any tax deduction with respect to an incentive stock option if the grantee holds the shares for the legally-required period.

Restricted Shares. Unless a grantee makes the election described below, a grant of restricted shares will not result in taxable income to the grantee or a deduction for us in the year of grant. The value of such restricted shares will be taxable to a grantee as ordinary income in the year in which the restrictions lapse. Alternatively, a grantee may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the grantee files the election with the Internal Revenue Service within 30 days after the date of such grant. If such an election is timely made, the grantee will not be allowed to deduct at a later date the amount included as taxable income if the grantee should forfeit the shares of restricted stock. The amount of ordinary income recognized by a grantee is deductible by us in the year such income is recognized by the grantee, provided such amount constitutes reasonable compensation to the grantee. If the election described above is not timely made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the grantee as additional compensation in the year received, and we will be allowed a corresponding deduction.

Other Awards. Generally, when a grantee receives payment in settlement of any other award granted under the 2023 Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such grantee, and we will be allowed a corresponding deduction for Federal income tax purposes.

Generally, when a grantee receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares or other property received will be ordinary income to such grantee. We will be entitled to a Federal income tax deduction in an amount equal to the amount the grantee includes in income.

If the grantee is an employee or former employee, the amount the grantee recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding, including FICA.

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Limitations on Deductions. Code Section 162(m) limits the Federal income tax deductibility of compensation paid to any covered employee to $1 million per fiscal year. A “covered employee” is any individual who (i) is our principal executive officer or principal financial officer at any time during the then current fiscal year, (ii) is one of the three highest paid named executive officers (other than the principal executive officer or principal financial officer) during the then current fiscal year or (iii) was a covered employee in any prior fiscal year beginning after December 31, 2016.

Deferred Compensation. Under Section 409A of the Code. Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A. Options and restricted shares granted under the 2023 Plan are intended to be exempt from Code Section 409A. Other awards may result in the deferral of compensation. Awards under the 2023 Plan that may result in the deferral of compensation are intended to be structured to meet applicable requirements under Code Section 409A. Certain grantee elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the grantee upon vesting of the award.

Vote Required and Recommendation

The affirmative vote of a majority of shares cast by those present in person or represented by proxy and entitled to vote on the matter will be required to approve 2023 Omnibus Equity Incentive Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE 2023 OMNIBUS EQUITY INCENTIVE PLAN.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

(PROPOSAL NO. 3)

Marcum LLP (“Marcum”) has served as our independent registered public accounting firm since September 11, 2015 and has been appointed by the Audit Committee of the Board to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of an independent registered public accounting firm. Even if the selection of Marcum is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time if it determines that such a change would be in the best interest of the Company and its stockholders. If this ratification is not approved by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the matter, the Board will reconsider its selection of an independent registered public accounting firm. Marcum has no interest, financial or otherwise, in the Company. We do not currently expect a representative of Marcum to physically attend the Annual Meeting; however, it is anticipated that a Marcum representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

The following table presents aggregate fees for professional services rendered by Marcum for the audit of our annual consolidated financial statements for the fiscal years ended December 31, 2022 and 2021.

	For the Year Ended December 31,
	2022	2021
Audit fees(1)	$371,651	$250,945
Audit-related fees		—
Tax fees(2)	$91,382	$89,584
All other fees		—
Total fees	$463,033	$340,529

(1)	Audit fees consist of the aggregate fees billed for each of the last two fiscal years for professional services rendered by Marcum for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Qs, or services that are normally provided by Marcum in connection with the Company’s statutory and regulatory filings or engagements for those fiscal years.
(2)	Tax fees include U.S. federal, state and local tax support, and review and preparation of U.S. tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and non-audit services provided by the independent auditors prior to the engagement of the independent auditors with respect to such services. The Chairman of the Audit Committee has been delegated the authority by the Audit Committee to pre-approve interim services by the independent auditors other than the annual audit. The Chairman of the Audit Committee must report all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting.

Vote Required and Recommendation

The affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the matter will be required to ratify the Board’s selection of Marcum LLP as our independent registered public accountants for the fiscal year ending December 31, 2023.

At the Annual Meeting a vote will be taken on a proposal to ratify the selection of Marcum as our independent registered public accountants for the fiscal year ending December 31, 2023.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

31

NEXT YEAR’S ANNUAL MEETING

Stockholder Proposals for Inclusion in the Proxy Materials for the 2024 Annual Meeting of Stockholders

For stockholders to present proper proposals (other than nominations of directors) for inclusion in our proxy materials for the 2024 annual meeting of stockholders on a timely basis, the relevant information must be received by the Company’s Corporate Secretary at the principal executive offices of the Company, 350 Clark Drive, Suite 125, Mt. Olive, NJ 07828, on or before March 2, 2024; provided that in the event that the date of the 2024 annual meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of this year’s annual meeting, the relevant information must be received by the Company no later than the deadline set forth in a public announcement made by the Company, which deadline will be a reasonable time after that public announcement and a reasonable time before the Company begins to print and send its proxy materials for the 2024 annual meeting. All such proposals must comply with all of the requirements of Rule 14a-8 under the Exchange Act, regarding the inclusion of the stockholder proposals in company-sponsored proxy materials.

Stockholder Proposals for Consideration at the 2024 Annual Meeting of Stockholders, but not for Inclusion in the Proxy Materials

The Company’s amended and restated bylaws also require advanced notice of any stockholder proposal to be proposed, but not included in our proxy materials for the 2024 annual meeting (other than the nomination of candidates for election as a director). Any stockholder considering such a proposal should carefully review the Company’s amended and restated bylaws, which describe the timing, procedural and substantive requirements for such proposal. Proposals of matters for consideration at the 2024 annual meeting of stockholders, but not for inclusion in the proxy materials, must be received no earlier than April 25, 2024 and no later than May 25, 2024; provided that in the event that the date of the 2024 annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of this year’s annual meeting, notice by a stockholder to be timely must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.

Director Nominations by a Stockholder for the 2024 Annual Meeting of Stockholders

The Company’s amended and restated bylaws also require advanced notice of any stockholder proposal for nomination of candidates for election as a director. Any stockholder considering a proposal for nomination of candidates for election as a director should carefully review the Company’s amended and restated bylaws, which describe the timing, procedural and substantive requirements for such proposal. Proposals for director nominations must be received no earlier than April 25, 2024 and no later than May 25, 2024; provided that in the event that the date of the 2024 annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of this year’s annual meeting, notice by a stockholder to be timely must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.

Director Nominations by a Stockholder Intending to Solicit Proxies for the 2024 Annual Meeting of Stockholders

In addition to satisfying all the requirements under the Company’s bylaws, to comply with the SEC’s new universal proxy rules for the Company’s 2024 annual meeting, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth all of the information required by Rule 14a-19 under the Exchange Act no later than June 24, 2024 provided that the date of the meeting has not changed by more than 30 calendar days. If such meeting date is changed by more than 30 days, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. To make a submission or to request a copy of our amended and restated bylaws, stockholders should contact our Corporate Secretary.

32

EXPENSES AND SOLICITATION

We will bear the costs of printing and mailing proxies. In addition to soliciting our stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some our stockholders following the original solicitation.

OTHER BUSINESS

The Board knows of no other items that are likely to be brought before the meeting except those that are set forth in the foregoing Notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Annual Report on Form 10-K, as amended on Form 10-K/A, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting the Company’s Secretary at 350 Clark Drive, Suite 125, Mt. Olive, NJ 07828, telephone: (908) 852-3700.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card or follow the instructions on the notice and access card.

June 30, 2023	By Order of the Board of Directors,

/s/ Susan Swenson
	Name:	Susan Swenson
	Title:	Chairman of the Board of Directors

33

APPENDIX A

VISLINK TECHNOLOGIES, INC.

2023 OMNIBUS EQUITY INCENTIVE PLAN

(Effective [●], 2023)

A-1

- i -

TABLE OF CONTENTS

2.44	“Subsidiary Corporation”	5
2.45	“Surviving Company”	5
2.46	“Term”	5
2.47	“Termination of Affiliation”	5

Article 3.	Administration	6
3.1	Committee	6
3.2	Powers of Committee	6
3.3	No Repricings	8
3.4	Minimum Vesting Requirement	8

Article 4.	Shares Subject to the Plan	8
4.1	Number of Shares Available for Grants	8
4.2	Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution	9

Article 5.	Eligibility and General Conditions of Awards	10
5.1	Eligibility	10
5.2	Award Agreement	10
5.3	General Terms and Termination of Affiliation	10
5.4	Nontransferability of Awards	10
5.5	Cancellation and Rescission of Awards	11
5.6	Stand-Alone, Tandem and Substitute Awards	11
5.7	Compliance with Rule 16b-3	12
5.8	Deferral of Award Payouts	12

Article 6.	Stock Options	13
6.1	Grant of Options	13
6.2	Award Agreement	13
6.3	Option Exercise Price	13
6.4	Grant of Incentive Stock Options	13
6.5	Payment of Exercise Price	14

Article 7.	Stock Appreciation Rights	15
7.1	Issuance	15
7.2	Award Agreements	15
7.3	SAR Exercise Price	15
7.4	Exercise and Payment	15

Article 8.	Restricted Shares	15
8.1	Grant of Restricted Shares	15
8.2	Award Agreement	15
8.3	Consideration for Restricted Shares	15
8.4	Effect of Forfeiture	15
8.5	Escrow; Legends	16
Article 9.	Performance Units and Performance Shares	16
9.1	Grant of Performance Units and Performance Shares	16
9.2	Value/Performance Goals	16
9.3	Earning of Performance Units and Performance Shares	16
Article 10.	Deferred Stock and Restricted Stock Units	17
10.1	Grant of Deferred Stock and Restricted Stock Units	17

- ii -

TABLE OF CONTENTS

10.2	Vesting and Delivery	17
10.3	Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units	17

Article 11.	Dividend Equivalents	17

Article 12.	Bonus Shares	18

Article 13.	Other Stock-Based Awards	18

Article 14.	Non-Employee Director Awards	18

Article 15.	Amendment, Modification, and Termination	18
15.1	Amendment, Modification, and Termination	18
15.2	Awards Previously Granted	18

Article 16.	Compliance with Code Section 409A	19
16.1	Awards Subject to Code Section 409A	19
16.2	Deferral and/or Distribution Elections	19
16.3	Subsequent Elections	19
16.4	Distributions Pursuant to Deferral Elections	19
16.5	Six Month Delay	20
16.6	Death or Disability	20
16.7	No Acceleration of Distributions	20

Article 17.	Withholding	20
17.1	Required Withholding	20
17.2	Notification under Code Section 83(b)	21

Article 18.	Additional Provisions	21
18.1	Successors	21
18.2	Severability	21
18.3	Requirements of Law	21
18.4	Securities Law Compliance	21
18.5	Awards Subject to Claw-Back Policies	22
18.6	Forfeiture Events	22
18.7	No Rights as a Stockholder	23
18.8	Nature of Payments	23
18.9	Non-Exclusivity of Plan	23
18.10	Governing Law	23
18.11	Unfunded Status of Awards; Creation of Trusts	23
18.12	Affiliation	23
18.13	Participation	23
18.14	Military Service	23
18.15	Construction	24
18.16	Headings	24
18.17	Obligations	24
18.18	No Right to Continue as Director	24
18.19	Stockholder Approval	24

- iii -

VISLINK TECHNOLOGIES, INC.

2023 OMNIBUS EQUITY INCENTIVE PLAN

Article 1.

Effective Date, Objectives and Duration

1.1 Effective Date of the Plan . The Board of Directors of Vislink Technologies, Inc., a Delaware corporation (the “Company”), adopted the 2023 Omnibus Equity Incentive Plan (the “Plan”) effective as of [●], 2023 (the “Effective Date”), as set forth herein, subject to approval by the Company’s stockholders.

1.2 Objectives of the Plan . The Plan is intended (a) to allow selected employees of and consultants to the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3 Duration of the Plan . The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of the tenth anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Affiliate” means any corporation or other entity, including but not limited to partnerships, limited liability companies and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of a non-corporate entity.

2.2 “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares or Other Stock-Based Awards granted under the Plan.

2.3 “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise), as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6 “Cause” means, except as otherwise defined in an Award Agreement:

(a) the failure by the Grantee to perform, in a reasonable manner, his or her duties as assigned by the Company or an Affiliate;

(b) any material violation or breach by the Grantee of his or her employment, consulting or other similar agreement with the Company or an Affiliate, if any;

(c) any violation or breach by the Grantee of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or an Affiliate;

(d) any act by the Grantee of dishonesty or bad faith with respect to the Company or an Affiliate;

(e) use of alcohol, drugs or other similar substances in a manner that adversely affects the Grantee’s work performance;

(f) the commission by the Grantee of any felony or crime involving moral turpitude; or

(g) any material misconduct in violation of the Company’s or an Affiliate’s written policies regarding ethical standards, conduct in the workplace or safety;

provided, however, that if the Grantee has a written employment or consulting agreement with the Company or any of its Affiliates or participates in any severance plan established by the Company that includes a definition of “cause,” Cause shall have the meaning set forth in such employment or consulting agreement or severance plan.

2.7 “CEO” means the Chief Executive Officer of the Company.

2.8 “Change in Control” shall have the meaning set forth in Section 16.4(e).

2.9 “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.10 “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.11 “Compensation Committee” means the compensation committee of the Board.

2.12 “Common Stock” means the common stock, $0.00001 par value, of the Company.

2.13 “Corporate Transaction” shall have the meaning set forth in Section 4.2(b).

2.14 “Deferred Stock” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.15 “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a) Except as provided in (b) below, a disability within the meaning of Section 22(e)(3) of the Code; and

(b) In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

(i) the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii) the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.16 “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.17 “Effective Date” has the meaning set forth in Section 1.1.

2.18 “Eligible Person” means any individual who is an employee (including any officer) of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Notwithstanding the foregoing, an Eligible Person shall also include an individual who is expected to become an employee of, non-employee consultant to or Non-Employee Director of the Company or any Affiliate within a reasonable period of time after the grant of an Award (other than an Incentive Stock Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Affiliate within twelve (12) months after the Grant Date. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.20 “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to an SAR, the price established at the time an SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR.

2.21 “Fair Market Value” of a Share means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on an established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date or the preceding trading day. Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B).

2.22 “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.23 “Grantee” means a person who has been granted an Award.

2.24 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.25 “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.26 “Management Committee” has the meaning set forth in Section 3.1(b).

2.27 “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.28 “Option” means an option granted under Article 6 of the Plan.

2.29 “Other Stock-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.30 “Parent Corporation” means a corporation other than the Company in an unbroken chain of corporations ending with the Company if, at the time of granting the Option, each of the corporations other than the Company in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.31 “Performance Period” means, with respect to an Award of Performance Shares or Performance Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

2.32 “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

2.33 “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Award Agreement are not satisfied.

2.34 “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.35 “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Award Agreement applicable to such Shares.

2.36 “Restricted Stock Units” are rights, granted under Article 10, to receive Shares if the Grantee satisfies the conditions specified in the Award Agreement applicable to such rights.

2.37 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.38 “SEC” means the Securities and Exchange Commission, or any successor thereto.

2.39 “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.40 “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.41 “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs with respect to those individuals who are performing services for the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller and who continue to perform services for the buyer (or an affiliate thereof) immediately following such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.42 “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.43 “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.44 “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.45 “Surviving Company” means (a) the surviving corporation in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving corporation), (b) the direct or indirect parent company of such surviving corporation or (c) the direct or indirect parent company of the Company following a sale of substantially all of the outstanding stock of the Company.

2.46 “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years

2.47 “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer performing services for the Company or any Affiliate in the capacity of an employee of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate or with respect to an individual who is an employee of, a non-employee consultant to or a Non-Employee Director of an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company unless such individual continues to perform Services for the Company or another Affiliate without interruption after such entity ceases to be an Affiliate. Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

Article 3.
Administration

3.1 Committee .

(a) Subject to Article 14, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) of directors of the Company appointed by the Board from time to time. Notwithstanding the foregoing, either the Board or the Compensation Committee may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. The number of members of the Committee may from time to time be increased or decreased as the Board or Compensation Committee deems appropriate. To the extent the Board or Compensation Committee considers it desirable to comply with Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as Section 16 Non-Employee Directors.

(b) The Board or the Compensation Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercised.

(c) Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, the Board or the Compensation Committee to the extent Incentive Plan Committee, the Board or the Compensation Committee, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3, the “Committee” shall include only the Incentive Plan Committee or the Compensation Committee.

3.2 Powers of Committee . Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Non-Employee Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Non-Employee Director with respect to whom such authority or discretion is exercised:

(a) to determine when, to whom and in what types and amounts Awards should be granted;

(b) to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c) to determine the benefit payable under any Performance Unit, Performance Share, Dividend Equivalent or Other Stock-Based Award and to determine whether any performance or vesting conditions have been satisfied;

(d) to determine whether or not specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e) to determine the Term of any Option or SAR;

(f) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to permit or require the payment of cash dividends thereon to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g) to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property, or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h) to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i) to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j) to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k) to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l) to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m) to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any new applicable law or change in an existing applicable law, or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p) to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in response to changes in applicable laws, regulations or accounting principles;

(q) to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, the rules and regulations, and Award Agreement or any other instrument entered into or relating to an Award under the Plan; and

(r) to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan.

3.3 No Repricings . Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under to Section 4.2.

3.4 Minimum Vesting Requirement . Notwithstanding any provision in the Plan to the contrary, except with respect to Substitute Awards granted pursuant to Section 4.6(b) and with respect to Awards representing no more than five percent (5%) of the total number of Shares reserved for issuance under the Plan, no Award may vest or become exercisable and no Period of Restriction with respect to any Award shall lapse earlier than 12 months after the Grant Date of such Award.

Article 4.
Shares Subject to the Plan

4.1 Number of Shares Available for Grants . Subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b), the maximum number of Shares hereby reserved for delivery under the Plan (including upon exercise of Incentive Stock Options granted hereunder) shall be 166,415 Shares.

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. The number of Shares underlying an SAR that has been exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and such Shares shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2 Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution .

(a) Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b) Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c) Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d) Deferred Compensation. Notwithstanding the forgoing provisions of this Section 4.2, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a Change in Control or the settlement of such Awards meets the requirements set forth in Treasury Regulation Section 1.409A-3(j)(4)(xi).

Article 5.
Eligibility and General Conditions of Awards

5.1 Eligibility . The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2 Award Agreement . To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3 General Terms and Termination of Affiliation . The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under the Delaware General Corporation Law, Awards may be granted for no consideration other than prior and future services. Except as set forth in an Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation.

5.4 Nontransferability of Awards .

(a) Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a “QDRO”) as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

(b) No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a QDRO, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c) Notwithstanding subsections (a) and (b) above, to the extent provided in the Award Agreement or as otherwise approved by the Committee, Options (other than Incentive Stock Options) and Restricted Shares, may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Grantee means any member of the Immediate Family of such Grantee, any trust of which all of the primary beneficiaries are such Grantee or members of his or her Immediate Family, or any partnership (including limited liability companies and similar entities) of which all of the partners or members are such Grantee or members of his or her Immediate Family; and the “Immediate Family” of a Grantee means the Grantee’s spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews. Such Option may be exercised by such transferee in accordance with the terms of the Award Agreement. If so determined by the Committee, a Grantee may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Grantee, and to receive any distribution with respect to any Award upon the death of the Grantee. A transferee, beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Grantee shall be subject to and consistent with the provisions of the Plan and any applicable Award Agreement, except to the extent the Plan and Award Agreement otherwise provide with respect to such persons, and to any additional restrictions or limitations deemed necessary or appropriate by the Committee.

(d) Nothing herein shall be construed as requiring the Committee to honor a QDRO except to the extent required under applicable law.

5.5 Cancellation and Rescission of Awards . Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6 Stand-Alone, Tandem and Substitute Awards .

(a) Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless such tandem or substitution Award would subject the Grantee to tax penalties imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

(b) The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value. The limitations in Section 4.1 on the number of Shares reserved or available for grants shall not apply to Substitute Awards granted under this Section 5.6(b).

5.7 Compliance with Rule 16b-3 . The provisions of this Section 5.7 will apply unless and until the Company no longer has a class of stock that is registered under Section 12 of the Exchange Act.

(a) Six-Month Holding Period Advice . Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b) Reformation to Comply with Exchange Act Rules . To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c) Rule 16b-3 Administration . Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8 Deferral of Award Payouts . The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards. If the Committee permits such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in form and substance with applicable regulations promulgated under Section 409A of the Code and Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.
Stock Options

6.1 Grant of Options . Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2 Award Agreement . Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3 Option Exercise Price . The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4 Grant of Incentive Stock Options . At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a) shall be granted only to an employee of the Company, a Parent Corporation or a Subsidiary Corporation;

(b) shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c) shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d) shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other stock option plan of the Grantee’s employer or any parent or Subsidiary Corporation (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e) shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f) shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h) shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

Notwithstanding the foregoing and Section 3.2, the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an Incentive Stock Option), take any action necessary to prevent such Option from being treated as an Incentive Stock Option.

6.5 Payment of Exercise Price . Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a) cash, personal check or wire transfer;

(b) with the approval of the Committee, delivery of Common Stock owned by the Grantee prior to exercise (including by attestation), valued at Fair Market Value on the date of exercise;

(c) with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at Fair Market Value on the date of exercise;

(d) with the approval of the Committee, Restricted Shares held by the Grantee prior to the exercise of the Option, valued at Fair Market Value on the date of exercise; or

(e) subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

The Committee may in its discretion specify that, if any Restricted Shares (“Tendered Restricted Shares”) are used to pay the Exercise Price, (x) all the Shares acquired on exercise of the Option shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option, or (y) a number of Shares acquired on exercise of the Option equal to the number of Tendered Restricted Shares shall be subject to the same restrictions as the Tendered Restricted Shares, determined as of the date of exercise of the Option.

Article 7.
Stock Appreciation Rights

7.1 Issuance . Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on the exercise of any SAR as it shall deem appropriate.

7.2 Award Agreements . Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3 SAR Exercise Price . The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4 Exercise and Payment . Upon the exercise of an SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b) The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

Article 8.
Restricted Shares

8.1 Grant of Restricted Shares . Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2 Award Agreement . Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including time-based restrictions, restrictions based upon the achievement of specific performance goals, vesting based on time-based restrictions following the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without Cause.

8.3 Consideration for Restricted Shares . The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4 Effect of Forfeiture . If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5 Escrow; Legends . The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.
Performance Units and Performance Shares

9.1 Grant of Performance Units and Performance Shares . Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2 Value/Performance Goals . The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a) Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b) Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3 Earning of Performance Units and Performance Shares . After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment based on the level of achievement of performance goals set by the Committee.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with vested Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 10.
Deferred Stock and Restricted Stock Units

10.1 Grant of Deferred Stock and Restricted Stock Units . Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. Deferred Stock must conform in form and substance with applicable regulations promulgated under Section 409A of the Code and with Article 16 to ensure that the Grantee is not subjected to tax penalties under Section 409A of the Code with respect to such Deferred Stock.

10.2 Vesting and Delivery .

(a) Delivery with Respect to Deferred Stock. Delivery of Shares subject to a Deferred Stock grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A(a)(2) of the Code as specified by the Committee in the Grantee’s Award Agreement for the Award of Deferred Stock. An Award of Deferred Stock may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine at the time of grant or thereafter. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

(b) Delivery with Respect to Restricted Stock Units. Delivery of Shares subject to a grant of Restricted Stock Units shall occur no later than the 15th day of the third month following the end of the taxable year of the Grantee or the fiscal year of the Company in which the Grantee’s rights under such Restricted Stock Units are no longer subject to a substantial risk of forfeiture as defined in final regulations under Section 409A of the Code. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Restricted Stock Units remains subject to a substantial risk of forfeiture, such Restricted Stock Units shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “cause.”

10.3 Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units . A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a Grantee will have the rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units, which Dividend Equivalents shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

Article 11.
Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which it relates; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate and any payments in respect of any Dividend Equivalents granted in conjunction with any Options or SARs may not be conditioned, directly or indirectly, on the Grantee’s exercise of the Options or SARs or paid at the same time that the Options or SARs are exercised. The timing of payment or distribution of Dividend Equivalents must comply with the requirements of Section 409A of the Code.

Article 12.
Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.
Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 14.
Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the full Board in its sole discretion. Except as otherwise provided in Section 5.6(b), a Non-Employee Director may not be granted Awards with respect to Shares that have a Fair Market Value (determined as of the date of grant) in excess of $500,000 in a single calendar year.

Article 15.
Amendment, Modification, and Termination

15.1 Amendment, Modification, and Termination . Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

15.2 Awards Previously Granted . Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 16.
Compliance with Code Section 409A

16.1 Awards Subject to Code Section 409A . The provisions of this Article 16 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award.

16.2 Deferral and/or Distribution Elections . Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form or timing of distributions (each, an “Election”) that may be permitted or required by the Committee with respect to a 409A Award:

(a) Any Election must be in writing and specify the amount being deferred, and the time and form of distribution (i.e., lump sum or installments) as permitted by this Plan. An Election may but need not specify whether payment will be made in cash, Shares or other property.

(b) Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such performance period.

(c) Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

16.3 Subsequent Elections . Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution upon separation from service, a specified time, or a Change in Control must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the scheduled payment would otherwise be made. In the event payments under any 409A Award are scheduled to be made on a fixed schedule or in installments, each scheduled payment or installment shall be treated as a separate payment for purposes of Section 409A of the Code.

16.4 Distributions Pursuant to Deferral Elections . Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a) Separation from Service;

(b) The date the Grantee becomes Disabled (as defined in Section 2.15(b);

(c) The Grantee’s death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Grantee in an Election complying with the requirements of Section 16.2 and/or 16.3, as applicable; or

(e) A change in ownership of the Company or a substantial portion of its assets within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(v) or (vii) or a change in effective control of the Company within the meaning of Treasury Regulation Section 1.409A-3(i)(5)(vi) (a “Change in Control”).

16.5 Six Month Delay . Notwithstanding anything herein or in any Award Agreement or Election to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

16.6 Death or Disability . Unless the Award Agreement otherwise provides, if a Grantee dies or becomes Disabled before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Grantee’s Election. If the Grantee has made no Election with respect to distributions upon death or Disability, all such distributions shall be paid in a lump sum within 90 days following the date of the Grantee’s death or Disability.

16.7 No Acceleration of Distributions . This Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or applicable regulations or rulings issued thereunder.

Article 17.
Withholding

17.1 Required Withholding .

(a) The Committee in its sole discretion may provide that when taxes are to be withheld in connection with the exercise of an Option or SAR, or upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, or upon payment of any other benefit or right under this Plan (the date on which such exercise occurs or such restrictions lapse or such payment of any other benefit or right occurs hereinafter referred to as the “Tax Date”), the Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i) payment of an amount in cash equal to the amount to be withheld (including cash obtained through the sale of the Shares acquired on exercise of an Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, through a broker-dealer to whom the Grantee has submitted an irrevocable instructions to deliver promptly to the Company, the amount to be withheld);

(ii) delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii) requesting the Company to withhold from those Shares that would otherwise be received upon exercise of the Option or SAR, upon the lapse of restrictions on Restricted Stock, or upon the transfer of Shares, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv) withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of tax withholding upon exercise of an Option or SARs, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, to be satisfied by withholding Shares upon exercise of such Option or SAR, upon the lapse of restrictions on Restricted Shares, or upon the transfer of Shares, pursuant to clause (iii) above shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b) Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described above.

Article 18.
Additional Provisions

18.1 Successors . Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2 Severability . If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3 Requirements of Law . The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

18.4 Securities Law Compliance .

(a) If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company and any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s initial public offering or 90 days in the case of any other public offering. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law or unless he or she shall have furnished to the Company, in form and substance satisfactory to the Company, that such registration is not required.

(b) If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5 Awards Subject to Claw-Back Policies . Notwithstanding any provisions herein to the contrary, if the Company has a class of stock that is registered under Section 12 of the Exchange Act, all Awards granted hereunder shall be subject to the terms of any recoupment policy currently in effect or subsequently adopted by the Board to implement Section 304 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) or Section 10D of the Exchange Act (or with any amendment or modification of such recoupment policy adopted by the Board) to the extent that such Award (whether or not previously exercised or settled) or the value of such Award is required to be returned to the Company pursuant to the terms of such recoupment policy.

18.6 Forfeiture Events . Notwithstanding any provisions herein to the contrary, the Committee shall have the authority to determine (and may so provide in any Award Agreement) that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights (including the right to exercise any Option or SAR), payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment (to the extent permitted by applicable law) in the event of the Grantee’s termination for Cause; serious misconduct; violation of the Company’s or an Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or an Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or an Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or an Affiliate; or upon the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Employee or Non-Employee Director). The determination of whether a Grantee's conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

18.7 No Rights as a Stockholder . No Grantee shall have any rights as a stockholder of the Company with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement. At the time of a grant of Restricted Shares, the Committee may require the payment of cash dividends thereon to be deferred and, if the Committee so determines, reinvested in additional Restricted Shares. Stock dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Committee may in its discretion provide for payment of interest on deferred cash dividends.

18.8 Nature of Payments . Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.9 Non-Exclusivity of Plan . Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements for employees or Non-Employee Directors as it may deem desirable.

18.10 Governing Law . The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice or conflicts of law rule or principles that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, Grantees are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the State of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

18.11 Unfunded Status of Awards; Creation of Trusts . The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.12 Affiliation . Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to or Non-Employee Director of the Company or any Affiliate.

18.13 Participation . No employee or officer shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.14 Military Service . Awards shall be administered in accordance with Section 414(u) of the Code and the Uniformed Services Employment and Reemployment Rights Act of 1994.

18.15 Construction . The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the other neuter genders.

18.16 Headings . The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.17 Obligations . Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.18 No Right to Continue as Director . Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

18.19 Stockholder Approval . All Awards granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders and no Shares shall be issued hereunder pursuant to the exercise or settlement of any Award granted hereunder unless and until the approval of the Plan by the Company’s stockholders.

22571 VisLink Proxy Notice Front

You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

VISLINKTECHNOLOGIES,INC.
c/o Continental Proxy Services
1 State Street, New York, NY 10004

VISLINK TECHNOLOGIES, INC.

*Stockholders are cordially invited to attend the Annual Meeting and to vote on the Internet or any Mobile device.

Dear Stockholder,

The 2023 Annual Meeting of Stockholders of Vislink Technologies, Inc. (the "Company") will be conducted online. You will be able to attend the annual meeting and vote your shares electronically during the live webcast of the meeting being held on August 23, 2023, at 11:00 a.m. Eastern Time by visiting: **https://www.cstproxy.com/vislink/2023**.

Proposals to be considered at the Annual Meeting:

(1) The election of five nominees to serve as directors on the Board of Directors;

(4) To address such other matters as may properly come before the 2023 Annual Meeting or any adjournment or postponement thereof.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote during the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically during the annual meeting. To attend the annual meeting, visit:
https://www.cstproxy.com/vislink/2023

Vote Your Proxy on the Internet:
Go to **https://www.cstproxyvote.com**
Have your notice available when you access the above website. Follow the prompts to vote your shares.

To view the Proxy Materials and attend the annual meeting, please go to:
https://www.cstproxy.com/vislink/2023

CONTROL NUMBER

22571 VisLink Proxy Notice Back

VISLINK TECHNOLOGIES, INC.

The following Proxy Materials are available to you to review at: **https://www.cstproxy.com/vislink/2023**

- the Company's Annual Report on Form 10-K and Form 10-K /A (No.1) for the year ended December 31, 2022.
- the Company's 2023 Proxy Statement.
- the Proxy Card.
- any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before August 13, 2023 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 917-262-2373, or

By logging on to https://www.cstproxy.com/vislink/2023 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.

22571 VisLink Proxy Card Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

VISLINK TECHNOLOGIES, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 22, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit:
https://www.cstproxy.com/vislink/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X].

The Board of Directors recommends that you vote FOR each director:

1. Election of Directors	FOR	AGAINST	ABSTAIN
(1) Carleton M. Miller	☐	☐	☐
(2) Susan Swenson	☐	☐	☐
(3) Jude T. Panetta	☐	☐	☐
(4) Ralph Faison	☐	☐	☐
(5) Brian K. Krolicki	☐	☐	☐

The Board of Directors recommends that you vote FOR proposal 2:

	FOR	AGAINST	ABSTAIN
2. To approve the Company's 2023 Omnibus Equity Incentive Plan.	☐	☐	☐

The Board of Directors recommends that you vote FOR proposal 3:

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**, 2023**

Note: This proxy must be signed exactly as the name appears hereon. When shares of Common Stock are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person.

22571 VisLink Proxy Card Back

VISLINK TECHNOLOGIES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The 2023 Proxy Statement, the Annual Report on Form 10-K and Form 10-K/A (No.1) for the Fiscal Year ending December 31, 2022 are available at: https://www.cstproxy.com/vislink/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

VISLINK TECHNOLOGIES, INC.

Revoking all prior proxies, the undersigned, a stockholder of Vislink Technologies, Inc. (the "Company"), hereby appoints Carleton M. Miller and Susan Swenson, or either of them, as attorneys-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company's common stock, par value $0.00001 per share, owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on August 23, 2023 virtually via the Internet at https://www.cstproxy.com/vislink/2023, at 11:00 a.m. Eastern Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED **FOR** THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS, **FOR** THE APPROVAL OF THE COMPANY'S 2023 OMNIBUS EQUITY INCENTIVE PLAN, AND **FOR** THE RATIFICATION OF MARCUM LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

IMPORTANT: SIGNATURE REQUIRED ON THE REVERSE SIDE

(Continued, and to be marked, dated and signed on the other side)